EXHIBIT 1.1

For Ministry Use Only

[Certified effective by the Ontario Ministry          Ontario Corporation Number
of Consumer and Business Services as of
July 1, 2002]                                                  1532447

_______________________________________________________________________________

                            ARTICLES OF AMALGAMATION

1.       The name of the amalgamated corporation is:

         CEDARA SOFTWARE CORP.

2.       The address of the registered office is:

         6509 Airport Road
_______________________________________________________________________________
  (Street & Number, or R.R. Number & if Multi-Office Building give Room No.)


         Mississauga                                                L4V1S7
_______________________________________________________________________________
(Name of Municipality or Post Office)                           (Postal Code)

3.       Number (or minimum and maximum number) of directors is:

         A minimum of three (3) and a maximum of 20 (twenty).

4.       The director(s) is/are:


 |                                  | Address for service, giving Street & No. |    Resident Canadian
 | First name, initial and surname  | or R.R. No., Municipality and Postal Code|   State Yes or No
 | ---------------------------------|------------------------------------------|-----------------------
 | Michael Greenberg                | 6509 Airport Road                        |           Yes
 |                                  | Mississauga, Ontario L4V 1S7             |
 |                                  |                                          |
 | William Breukelman               | 755 Queensway East, Unit 114             |           Yes
 |                                  | Mississauga, Ontario L4Y 4C5             |
 |                                  |                                          |
 | Peter Cooper                     | 44 Old Yonge Street                      |           Yes
 |                                  | Toronto, Ontario M2P 1P7                 |
 |                                  |                                          |
 | Bernard Gordon                   | 8 Centennial Drive                       |           No
 |                                  | Peabody, MA 01960 USA                    |
 |                                  |                                          |
 | Arun Menawat                     | 6509 Airport Road                        |           No
 |                                  | Mississauga, Ontario L4V 1S7             |
 |                                  |                                          |
 | John Millerick                   | 8 Centennial Drive                       |           No
 |                                  | Peabody, MA 01960 USA                    |
 |                                  |                                          |
 | Ram Ramkumar                     | 67 Toll Road                             |           Yes
 |                                  | Holland Landing, Ontario L9N 1H2         |


5.       (A)      The amalgamation agreement has been duly adopted by the
                  shareholders of each of the amalgamating corporations as required by subsection 176(4) of the Business Corporations Act on the date set out below.

         (B) The amalgamation has been approved by the directors of each amalgamating corporations by a resolution as required by subsection 177 of the Business Corporations Act on the date set out below. Yes. The articles of amalgamation in substance contain the provisions of the articles of incorporation of

         Cedara Software Corp.
         -----------------------------------------------------------------------------------------
                   and are more particularly set out in these articles.

        | Names of amalgamating        |  Ontario Corporation Number |  Date of Adoption/Approval |
        | corporations                 |                             |                            |
        | -----------------------------|-----------------------------|----------------------------|
        | Cedara Software Corp.        |  502378                     |  June 18, 2002             |
        }                              |                             |                            |
        | Dicomit Dicom Information    |  1324397                    |  June 17, 2002             |
        | Technologies Corp.           |                             |                            |
        |                              |                             |                            |
        |                              |                             |

6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

         None.

7. The classes and any maximum number of shares that the corporation is authorized to issue:

         An unlimited number of common shares.

8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

         None.

9. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

         N/A

10.      Other provisions, (if any):

         N/A

11. The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule "A"

12. A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule "B".

These articles are signed in duplicate.

Names of the amalgamating corporations
and signatures are descriptions of
office of their proper officers.


CEDARA SOFTWARE CORP.



Per:     /s/ FRASER SINCLAIR
    ---------------------------------------------
    Fraser Sinclair, CFO and Corporate Secretary

DICOMIT DICOM INFORMATION
TECHNOLOGIES CORP.

Per:     /s/ ARUN MENAWAT
    ---------------------------------------------
     Arun Menawat, Director

                                  SCHEDULE "A"

                        STATEMENT OF DIRECTOR OR OFFICER
                        PURSUANT TO SUBSECTION 178(2) OF
                     THE BUSINESS CORPORATIONS ACT (ONTARIO)
                     ---------------------------------------

         I, Fraser Sinclair, of the Town of Oakville, in the Province of Ontario, hereby certify and state as follows:

1. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the "Act").

2. I am the Chief Financial Officer and Corporate Secretary of Cedara Software Corp. ("Cedara") and as such have knowledge of its affairs.

3. I have conducted such examination of the books and records of Cedara as is necessary to enable me to make the statements hereinafter set forth.

4.       There are reasonable grounds for believing that:

         (a) Cedara and Cedara Software Corp., the corporation continuing from the amalgamation of Cedara and DICOMIT Dicom Information Technologies Corp. (the "Corporation"), will be able to pay its liabilities as they become due, and

         (b) The realizable value of the Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5. There are reasonable grounds for believing that no creditor of Cedara will be prejudiced by the amalgamation.

6. Based on the statements made above Cedara is not obligated to give notice to any creditor.

         DATED this 26th day of June, 2002.



                                                    /s/ FRASER SINCLAIR
                                            ----------------------------------

                                 SCHEDULE "A"

                       STATEMENT OF DIRECTOR OR OFFICER
                       PURSUANT TO SUBSECTION 178(2) OF
                    THE BUSINESS CORPORATIONS ACT (ONTARIO)
                    ---------------------------------------

         I, Arun Menawat, of the Town of Oakville, in the Province of Ontario, hereby certify and state as follows:

1. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the "Act").

2. I am a Director of DICOMIT Dicom Information Technologies Corp. ("DICOMIT") and as such have knowledge of its affairs.

3. I have conducted such examination of the books and records of DICOMIT as is necessary to enable me to make the statements hereinafter set forth.

4.       There are reasonable grounds for believing that:

(a) DICOMIT and Cedara Software Corp., the corporation continuing from the amalgamation of Cedara Software Corp. and DICOMIT (the "Corporation"), will be able to pay its liabilities as they become due, and

(b) The realizable value of the Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5. There are reasonable grounds for believing that no creditor of DICOMIT will be prejudiced by the amalgamation.

6. Based on the statements made above, DICOMIT is not obligated to give notice to any creditor.

         DATED this 26th day of June, 2002.




                                                     /s/ ARUN MENAWAT
                                            ----------------------------------

                                 SCHEDULE "B"

                             CEDARA SOFTWARE CORP.
                              (the "Corporation")


         WHEREAS the Corporation has decided to amalgamate with its wholly owned subsidiary, DICOMIT Dicom Information Technologies Corp., pursuant to subsection 177(1) of the Business Corporations Act (Ontario):

NOW THEREFORE BE IT RESOLVED THAT:

1. The amalgamation of the Corporation and DICOMIT Dicom Information Technologies Corp. under the Business Corporations Act (Ontario) pursuant to subsection 177(1) thereof, be and the same is hereby approved;

2. The articles of amalgamation of the amalgamated corporation shall be the same as the articles of the Corporation;

3. The by-laws of the amalgamated corporation shall be the same as the by-laws of the Corporation;

4. No securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

5. Any officer or director of the Corporation be and is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

 CERTIFIED to be a true and accurate copy of a resolution of the directors of the Corporation, passed by or consented to in accordance with the provisions of the Business Corporations Act (Ontario), on the 18th day of June, 2002, which resolution is still in full force and effect unamended, as of the date hereof.

         DATED this 26th day of June, 2002.


                                                CEDARA SOFTWARE CORP.



                                                By:    /s/ FRASER SINCLAIR
                                                   ----------------------------
                                                    Authorized Signing Officer

                                 SCHEDULE "B"

                 DICOMIT DICOM INFORMATION TECHNOLOGIES CORP.
                              (the "Corporation")


         WHEREAS the Corporation is a wholly-owned subsidiary of and has agreed to amalgamate with Cedara Software Corp. pursuant to subsection 177(1) of the Business Corporations Act (Ontario):

NOW THEREFORE BE IT RESOLVED THAT:

1. The amalgamation of the Corporation and Cedara Software Corp. under the Business Corporations Act (Ontario) pursuant to subsection 177(1) thereof, be and the same is hereby approved;

2. Subject to the endorsement of a Certificate of Amalgamation pursuant to subsection 178(4) of the Business Corporations Act (Ontario), and without affecting the validity of the incorporation and existence of the Corporation under its articles of incorporation and of any act thereunder, all shares of the capital of the Corporation, including all shares which have been issued are outstanding at the date hereof, be and the same are hereby cancelled without any repayment of capital in respect thereof;

3. The articles of amalgamation of the amalgamated corporation shall be the same as the articles of Cedara Software Corp.;

4. The by-laws of the amalgamated corporation shall be the same as the by-laws of Cedara Software Corp.;

5. No securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

6. Any officer of director of the Corporation be and is hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

 CERTIFIED to be a true and accurate copy of a resolution of the directors of the Corporation, passed by or consented to in accordance with the provisions of the Business Corporations Act (Ontario), on the 17th day of June, 2002, which resolution is still in full force and effect unamended, as of the date hereof.

         DATED this 26th day of June, 2002.

                                          DICOMIT DICOM INFORMATION
                                          TECHNOLOGIES CORP.



                                          By:      /s/ ARUN MENAWAT
                                               ------------------------------
                                                Authorized Signing Officer